Common Stock Transactions	12 Months Ended
Dec. 31, 2022
Equity [Abstract]
Common Stock Transactions	Common Stock Transactions
On November 15, 2022, the Company effected a forty-for-one stock split of its Common Stock by issuing thirty-nine additional shares of Common Stock for each outstanding share of Common Stock of record as of November 9, 2022. All share and earnings per share information have been retroactively adjusted to reflect the stock split within the financial statements and notes to the financial statements.
In 2022, the Company reissued 2,000 shares of treasury stock to satisfy the vesting of RSUs. No other purchase or sale of the Company’s Common Stock occurred in 2022.
In 2021, the Company purchased shares of its own Common Stock on the open market in arms-length transactions. It acquired 90,040 shares at an aggregate cost of $4.4 million at prices ranging from $45.25 to $50.00 per share. Additionally, in early August 2021 the Company sold 64,000 shares to certain of its directors, pursuant to a private placement exemption from registration for aggregate consideration of $3.2 million and reissued 1,720 shares of treasury stock to satisfy the vesting of RSUs.
In 2020, the Company acquired 30,240 shares at an aggregate cost of $1.545 million at prices ranging from $46.88 to $56.25 per share.
During 2022, 2021 and 2020, the Company declared and paid cash dividends of $2.12, $2.00, and $2.00 per share, respectively.